Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO LIMITED WAIVER TO CREDIT AGREEMENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO LIMITED WAIVER TO CREDIT AGREEMENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of December 22, 2017 (this “Fifth Amendment”), is entered into among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto, the Lenders (as defined below) party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement, dated as of January 6, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), CITIBANK, N.A., as L/C Issuer, and CITIBANK, N.A., as Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Limited Waiver described below or the Credit Agreement, as the context requires.

RECITALS

WHEREAS, reference is made to the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017 (as amended by (i) Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, (ii) Second Amendment to Limited Waiver to Credit Agreement, dated as of September 13, 2017, (iii) Third Amendment Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement, dated as of October 2, 2017, (iv) the Letter Agreement dated October 6, 2017, (v) the Fourth Amendment Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated as of October 31, 2017, (vi) the Letter Agreement dated November 15, 2017, and as otherwise amended from time to time, the “Limited Waiver”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent and the Required Lenders;

WHEREAS, the Loan Parties have requested that the Lenders amend and waive certain provisions of (a) the Limited Waiver and (b) the Credit Agreement; and

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, are willing to agree to such amendments and waivers, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.     Amendment of Limited Waivers.

(a)    The definitions of “First and Second Quarter Financial Statement Due Date” and “Third Quarter Financial Statement Due Date” in Section 1(d) of the Limited Waiver are hereby amended and restated in their entirety as follows:

“First and Second Quarter Financial Statement Due Date” means January 31, 2018.

“Third Quarter Financial Statement Due Date” means January 31, 2018.

2.    Amendments to Credit Agreement. On and as of the Fifth Amendment Effective Date:

(a)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (b) thereof to read as follows:

“(a)    with respect to Initial Term Loans, (i) prior to the Amendment No. 4 Effective Date, (x) for Eurocurrency Rate Loans, 7.25% and (y) for Base Rate Loans, 6.25% and (ii) on and after the Amendment No. 4 Effective Date, (x) for Eurocurrency Rate Loans, 7.50% and (y) for Base Rate Loans, 6.50%; provided, that to the extent that the 2017 Quarterly Financial Statement Requirement has not been satisfied by January 31, 2018, the Applicable Rate pursuant to this clause (a)(ii) shall instead be, commencing February 1, 2018, (1) for Eurocurrency Rate Loans, 7.75% and (2) for Base Rate Loans, 6.75%; and

(b)    with respect to Revolving Credit Loans, unused Revolving Credit Commitments, Swing Line Loans (which are to be maintained solely as Base Rate Loans), and Letter of Credit fees:

(i)	prior to the Amendment No. 4 Effective Date, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 7.25%, (B) for Base Rate Loans, 6.25% and (C) for unused commitment fees, 0.50%;

(ii)	on and after the Amendment No. 4 Effective Date, (x) until delivery of financial statements for the first full fiscal quarter ending after the Amendment No. 4 Effective Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 7.50%, (B) for Base Rate Loans, 6.50% and (C) for unused commitment fees, 0.50% and (y) thereafter, the percentages per annum set forth below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate, EURIBOR and Letter of Credit Fees	Base Rate	Commitment Fee Rate
1	> 2.25 : 1.00	7.50%	6.50%	0.500%
2	≤ 2.25 : 1.00	7.25%	6.25%	0.375%
	> 2.00 : 1.00
3	≤ 2.00 : 1.00	7.00%	6.00%	0.375%

; provided, that to the extent that the 2017 Quarterly Financial Statement Requirement has not been satisfied by January 31, 2018, the Applicable Rate pursuant to this clause (b)(ii) shall instead be, from the period commencing February 1, 2018 until delivery of financial statements for the first full fiscal quarter ending after the Amendment No. 4 Effective Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of

Credit fees, 7.75%, (B) for Base Rate Loans, 6.75% and (C) for unused commitment fees, 0.50% and (z) thereafter, the percentages per annum set forth below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate, EURIBOR and Letter of Credit Fees	Base Rate	Commitment Fee Rate
1	> 2.25 : 1.00	7.75%	6.75%	0.500%
2	≤ 2.25 : 1.00	7.50%	6.50%	0.375%
	> 2.00 : 1.00
3	≤ 2.00 : 1.00	7.25%	6.25%	0.375%”

(b)    The definition of “Relevant Call Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Relevant Call Date” means January 31, 2020.

(c)	The following definition of “2017 Quarterly Financial Statement Requirement” is hereby added in appropriate alphabetical order in Section 1.01 of the Credit Agreement:

“2017 Quarterly Financial Statement Requirement” shall mean that the Borrower shall have delivered to the Administrative Agent by January 31, 2018 the Company’s financial statements for each of the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, in each case, together with the related items required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement.

(d)	Section 6.01 of the Credit Agreement is hereby amended by (A) deleting the “and” appearing at the end of clause (i) thereof, (B) replacing the “.” at the end of clause (j) thereof with “; and” and (C) inserting the following clause (k) immediately after clause (j) thereof:

“(k)    Within one Business Day of January 17, 2018, furnish or file for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K the current cash balance of the Company and its Subsidiaries, the current cash balance of the Company’s Foreign Subsidiaries and the current outstanding balance under the Revolving Credit Facility, in each case, as of such date or the immediately preceding date.”

3.    Consent Fee. The Company agrees to pay, or cause to be paid, to the Administrative Agent on or prior to 5:00 p.m., New York City time, on December 28, 2017, for the account of each Lender executing and delivering to the Administrative Agent (or its counsel) a signature page to this Fifth Amendment by 3:00 p.m., New York City time, on December 22, 2017, a fee in an amount equal to 5 basis points on the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such consenting Lender as of December 22, 2017 and failure to so pay any such fee shall constitute an immediate Event of Default.

4.    Effectiveness; Conditions Precedent. This Fifth Amendment shall be effective, as of the date first above written, on the first date (the “Fifth Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)    The Administrative Agent (or its counsel) shall have received from the Company, the Guarantors and the Required Lenders either a counterpart of this Fifth Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (or its counsel), which may include a facsimile transmission or other electronic transmission (including email as .pdf or .tif attachment), that such party has signed a counterpart hereof.

(b)    The representations and warranties set forth in Section 6 of this Fifth Amendment shall be true and correct as of the date hereof.

5.    Reaffirmation.

(a)    Validity of Obligations. The Company and each other Loan Party acknowledges and agrees that, both before and after giving effect to this Fifth Amendment, the Company and each other Loan Party is indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and the Company and each other Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

(b)    Validity of Guarantees. Each Guarantor hereby confirms and agrees that, its guarantee under the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

(c)    Validity of Liens and Loan Documents. The Company and each other Loan Party hereby agrees and confirms that the Credit Agreement and each other Loan Document constitutes a legal, valid and binding obligation of the Company and each other Loan Party, in each case, to the extent party to such Loan Document, enforceable against the Company and each other Loan Party in accordance with its terms. The Company and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Company or any other Loan Party pursuant to the Loan Documents to which any of the Company or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Fifth Amendment, and except as expressly amended by this Fifth Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Fifth Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment. This Fifth Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

6.    Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)    Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the requisite power and authority, and the legal right, to enter into this Fifth Amendment. The Company and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Fifth Amendment. This Fifth Amendment constitutes a legal, valid and binding obligation of the

Company and each other Loan Party signatory hereto, enforceable against the Company and each other Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)    Accuracy of Representations and Warranties. Immediately after giving effect to this Fifth Amendment on the Fifth Amendment Effective Date, the representations and warranties of the Company and each other Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)    No Default or Event of Default. As of the Fifth Amendment Effective Date, immediately after giving effect to this Fifth Amendment, no Default or Event of Default exists.

7.    Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Fifth Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in each case, in the manner set forth in Section 10.04 of the Credit Agreement.

8.    Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Fifth Amendment.

9.    Counterparts. This Fifth Amendment is a Loan Document. This Fifth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Fifth Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

10.    GOVERNING LAW. THIS FIFTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

11.    Effect of this Agreement. Except as expressly set forth herein, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

12.    Successors and Assigns.    This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.    Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC., as Borrower

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

GLOBAL EAGLE SERVICES, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EMC INTERMEDIATE, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

POST MODERN EDIT, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

THE LAB AERO, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

ROW 44, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

N44HQ, LLC
By: Row 44, Inc., its Sole Member

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EMERGING MARKETS COMMUNICATIONS, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EMC ACQUISITION, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

SCISCO PARENT, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

SEAMOBILE INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

MARITEL HOLDINGS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

MTN LICENSE CORP.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EMC-JV HOLDCO LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Vector Trading (Cayman) LP, as Lender

By:	/s/ James Murray
Name: James Murray
Title: Authorized Person

VC4 Debt Investments (US) LLC, as Lender

By:	/s/ James Murray
Name: James Murray
Title: Authorized Person

FRANKLIN CUSTODIAN FUNDS-FRANKLIN
INCOME Fund, as Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President, Franklin Advisers

Bank of America, N.A., as Lender

By:	/s/ Susanne M. Perkins
Name: Susanne M. Perkins
Title: Senior Vice President

BlackRock Credit Alpha Master Fund L.P. as a Lender
BY: BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

BlackRock Multi-Strategy Master Fund Limited as a Lender
By: BlackRock Institutional Trust Company, N.A., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

CA 534 Offshore Fund, Ltd as a Lender
By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

The Obsidian Master Fund as a Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

SIC JV SPV FUNDING I LLC a Delaware limited liability company

By: SIERRA SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

SIERRA INCOME CORPORATION a Maryland corporation

By: SIC Advisors LLC, a Delaware limited liability company its Designated Manager

By:	/s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

MCC JV SPV FUNDING I LLC a Delaware limited liability company

By: MCC SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Authorized Person

MEDLEY CREDIT STRATEGIES (KOC) LLC a Delaware limited liability company

By: Medley SMA Advisors LLC, a Delaware limited liability company its Designated manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

Kingsland VI, as a Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Ralph DellaRocca
Name: Ralph DellaRocca
Title: Director of Operations

Kingsland VII, as a Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Ralph DellaRocca
Name: Ralph DellaRocca
Title: Director of Operations

AXA IM INC. for and on behalf of
ALLEGRO CLO I Limited, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM INC. for and on behalf of
ALLEGRO CLO II Limited, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM INC. for and on behalf of
ALLEGRO CLO III Limited, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM INC. for and on behalf of
ALLEGRO CLO IV Limited, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM INC. for and on behalf of
ALLEGRO CLO V Limited, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM PARIS SA for and on behalf of
AXA UK LEVERAGED LOANS FUND, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM PARIS SA for and on behalf of
FCP COLUMBUS DIVERSIFIED LEVERAGED LOANS FUND, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM PARIS SA for and on behalf of
FCP COLUMBUS GLOBAL DEBT FUND, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM PARIS SA for and on behalf of
AXA GERMANY LEVERAGED LOANS FUND, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM PARIS SA for and on behalf of
MATIGNON LOANS IARD FUND, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AXA IM PARIS SA for and on behalf of
MATIGNON LOANS FUND, as Lender

By:	/s/ Olivier Testard
Name: Olivier Testard
Title: Senior Credit Analyst

AMMC CLO 15, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 16, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 17, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 18, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

AMMC CLO 19, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

AMMC CLO 20, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

AMMC CLO XIII, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XIV, LIMITED, as a Lender

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Cavello Bay Reinsurance Limited, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Commonwealth of Pennsylvania, Treasury Department, as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Commonwealth of Pennsylvania, Treasury Department-Tuition Account Program, as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Kaiser Foundation Hospitals, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Kaiser Permanente Group Trust, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Privilege Underwriters Reciprocal Exchange, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

PURE Insurance Company, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO III, Ltd, as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO IV, Ltd, as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO IX, Ltd., as a Lender

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO V, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO VI, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO VII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO VIII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO X, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO XI, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO XII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO XIV, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO XV, Ltd, as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point Senior Floating Rate Master Fund, L.P., as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

BARCLAYS BANK PLC, as Lender

By:	/s/ Jacqueline Custodio
Name: Jacqueline Custodio
Title: Authorized Signatory

CBAM 2017-1, LTD., as Lender

By:	/s/ Jay Garrett
Name: Jay Garrett
Title: Managing Director

CBAM 2017-2, LTD., as Lender

By:	/s/ Jay Garrett
Name: Jay Garrett
Title: Managing Director

CBAM 2017-3, LTD., as Lender

By:	/s/ Jay Garrett
Name: Jay Garrett
Title: Managing Director

CBAM 2017-4, LTD., as Lender

By:	/s/ Jay Garrett
Name: Jay Garrett
Title: Managing Director

Ocean Trails CLO IV, as Lender

By: Five Arrows Managers North America LLC, as Asset Manager

By:	/s/ Michael D. Hatley
Name: Michael D. Hatley
Title: Managing Director

Ocean Trails CLO V, as Lender

By: Five Arrows Managers North America LLC, as Asset Manager

By:	/s/ Michael D. Hatley
Name: Michael D. Hatley
Title: Managing Director

Ocean Trails CLO VI, as Lender

By: Five Arrows Managers North America LLC, as Asset Manager

By:	/s/ Michael D. Hatley
Name: Michael D. Hatley
Title: Managing Director

Carlyle Global Market Strategies CLO 2016-2 Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle US CLO 2017-3 Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle US CLO 2017-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2012-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2012-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2013-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2013-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2014-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2014-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2014-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2014-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2014-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2015-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2015-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2015-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2015-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2015-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2016-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle Global Market Strategies CLO 2016-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle US CLO 2016-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle US CLO 2017-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Carlyle US CLO 2017-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

MONROE CAPITAL MML CLO 2016-1, LTD.,

By: Monroe Capital Management LLC, as Collateral Manager Attorney-in Fact, as Lender

By:	/s/ Jeff Williams
Name: Jeff Williams
Title: Managing Director

MONROE CAPITAL CLO 2014-1, LTD.,

By: Monroe Capital Management, LLC, as Asset Manager and attorney-in fact, as Lender

By:	/s/ Jeff Williams
Name: Jeff Williams
Title: Managing Director

ALM V, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VI, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VII (R), Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VII (R)-2, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VII, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM VIII, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM XII, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM XIV, LTD., as a Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM XIX, LTD., as a Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM XVI, LTD., as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM XVII, Ltd., as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

ALM XVIII, LTD., as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Apollo Credit Funding III Ltd., as a Lender
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

Apollo Credit Funding IV Ltd., as a Lender
By Apollo ST Fund Management, LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

Apollo Credit Funding V Ltd., as a Lender
By Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

Apollo Credit Funding VI Ltd., as a Lender
By: Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

Apollo Lincoln Fixed Income Fund, L.P., as a Lender
BY: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

Apollo Senior Floating Rate Fund Inc., as a Lender
BY: Account 631203

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Apollo Tactical Income Fund Inc , as a Lender
BY: Account 361722

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

Apollo TR US Broadly Syndicated Loan LLC, as a Lender
By: Apollo Total Return Master Fund LP, its Member
By: Apollo Total Return Advisors LP, its General Partner
By: Apollo Total Return Advisors GP LLC, its General Partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

Cadbury Mondelez Pension Trust Limited, as a Lender
By: Apollo TRF CM Management, LLC, its investment manager
By: Apollo Capital Management, L.P., its member
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

MPI (London) Limited, as a Lender
By: Apollo TRF MP Management, LLC, its sub-advisor
By: Apollo Capital Management, L.P., its sole member
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

PPF Nominee 2 B.V. , as a Lender
By: Apollo Credit Management (Senior Loans), LLC, its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

RR 2 Ltd., as a Lender by Redding Ridge LLC as its collateral manage

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

RR1 LTD., as a Lender
BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

South Fork Trading, LLC, as a Lender
By: SunTrust Bank, as manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
By: NYL Investors, LLC,
its Subadvisor

By:	/s/ Michelle Lim
Name: Michelle Lim
Title: Senior Director

MainStay Floating Rate Fund, a series of MainStay Funds Trust
By: NYL Investors, LLC,
its Subadvisor

By:	/s/ Michelle Lim
Name: Michelle Lim
Title: Senior Director

Barclays Bank PLC, as Lender

By:	/s/ Nicholas Guzzardo
Name: Nicholas Guzzardo
Title: AVP

Nebraska Investment Council, as Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Kansas Public Employees Retirement System, as Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin US Floating Rate Plus Master Fund, as Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund, as Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series, as Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Vice President

Franklin Floating Rate Master Trust - Franklin Lower Tier Floating Rate Fund, as Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Franklin Floating Rate Master Trust - Franklin Middle Tier Floating Rate Fund, as Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

Citi Loan Funding GMS 2017-5 LLC, as a Lender
By: Citibank N.A.,

By:	/s/ Mitesh Bhakta
Name: Mitesh Bhakta
Title: Associate Director

MACQUARIE CAPITAL FUNDING LLC, as Lender

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By:	/s/ Mimi Shih
Name: Mimi Shih
Title: Authorized Signatory